Scudder
Growth and
Income Fund

Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

A fund with a disciplined approach to common stock investing offering opportunities for long-term growth of capital, current income, and growth of income.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                         Scudder Growth and Income Fund

--------------------------------------------------------------------------------
Date of Inception:  1929     Total Net Assets as of      Ticker Symbol:  SCDGX
                             6/30/98: $8.28 billion
--------------------------------------------------------------------------------

o Scudder Growth and Income Fund provided a total return of 9.94% for the six-month period ended June 30, 1998.

o The Fund's investment strategy, which focuses on stocks with relatively high dividend yields and attractive valuations, generally was not in favor, especially during the last three months of the period.

o With valuations of growth stocks near historical highs for much of the six months, management believes that the Fund's relative dividend yield strategy will return to favor.

o Morningstar assigned the Fund an overall 4-star rating -- its second highest -- for its risk-adjusted performance among 2,545 domestic equity funds as of June 30, 1998.^1



                                Table of Contents

   3  Letter from the Fund's President     19  Financial Statements
   4  Performance Update                   22  Financial Highlights
   5  Portfolio Summary                    23  Notes to Financial Statements
   6  Portfolio Management Discussion      28  Officers and Trustees
  11  Glossary of Investment Terms         29  Investment Products and Services
  12  Investment Portfolio                 30  Scudder Solutions


^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received a 4-star rating for the three-, five-, and 10-year periods among 2,545, 1,462, and 707 domestic equity funds, respectively. In an investment category, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. Past performance is no guarantee of future results.

                       2 - Scudder Growth and Income Fund

                        Letter from the Fund's President

Dear Shareholders,

     For much of the first half of 1998, solid economic growth, low interest rates, and a strong dollar provided a generally favorable environment for domestic equities. Growth stocks with the largest market capitalizations -- so-called "mega-cap" stocks -- generally outperformed all other investment styles -- including your Fund's relative dividend yield strategy -- for the six-month reporting period.

     As many investors know, no investment strategy leads the market consistently over every possible time period. Relatively high valuations for stocks and slowing profit growth at many companies lead us to believe that your Fund's more conservative strategy that emphasizes value-oriented stocks will return to favor. Your Fund's lead portfolio manager, Robert T. Hoffman, discusses the environment over the six months and the growth and income team's investment strategy beginning on page 6.

     Considering the prolonged strong performance of the domestic equity markets, now may be a good time to review your asset allocation among stocks, bonds, and international securities. The rise of the U.S. stock market has had the effect of increasing the weighting of U.S. equities in many investors' portfolios. We encourage you to check your holdings periodically for adequate exposure to other asset classes including small-cap, international, and fixed income securities. We believe a diversified approach can provide the best opportunity for attractive returns and reduced risk for many investors over the long term.

     For those of you who want to keep apprised of new Scudder products, we would like to inform you of two new international funds which are expected to commence operations on September 1: Scudder International Growth Fund and Scudder International Value Fund. With the addition of these funds, Scudder becomes one of the few to offer investors both an international growth and an international value fund. For more information on these funds, please call Scudder Investor Relations at 1-800-225-2470.

     Thank you for your continued investment in Scudder Growth and Income Fund. If you have any questions about your investment, please call Scudder Investor Relations at the number above or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Growth and Income Fund


                       3 - Scudder Growth and Income Fund

PERFORMANCE UPDATE as of June 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                      Total Return
Period     Growth    --------------
Ended       of                Average
6/30/98   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER GROWTH AND INCOME FUND
--------------------------------------
1 Year    $12,066      20.66%   20.66%
5 Year    $25,435     154.35%   20.53%
10 Year   $49,059     390.59%   17.24%

--------------------------------------
S&P 500 INDEX
--------------------------------------
1 Year    $13,017      30.17%   30.17%
5 Year    $28,243     182.43%   23.06%
10 Year   $54,892     448.92%   18.55%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER GROWTH AND INCOME FUND
Year            Amount
----------------------
'88            $10,000
'89            $12,268
'90            $13,114
'91            $14,023
'92            $16,862
'93            $19,288
'94            $20,762
'95            $24,650
'96            $30,512
'97            $40,660
'98            $49,059

S&P 500 INDEX
Year            Amount
----------------------
'88            $10,000
'89            $12,053
'90            $14,042
'91            $15,078
'92            $17,103
'93            $19,435
'94            $19,709
'95            $24,845
'96            $31,303
'97            $42,170
'98            $54,892

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                       1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $15.38   $ 13.56  $13.81  $16.04  $17.20  $17.00  $18.53  $21.85  $27.02  $29.50
INCOME DIVIDENDS..   $  .60   $   .71  $  .64  $  .52  $  .51  $  .47  $  .51  $  .56  $  .59  $  .74
CAPITAL GAINS
DISTRIBUTIONS.....   $   --   $  2.11  $   --  $   --  $  .54  $ 1.04  $  .94  $  .42  $ 1.18  $ 2.09
FUND TOTAL
RETURN (%)........    22.68      6.89    6.93   20.25   14.39    7.64   18.72   23.78   33.26   20.66
INDEX TOTAL
RETURN (%)........    20.52     16.50    7.38   13.43   13.65    1.40   26.07   26.00   34.72   30.17

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                       4 - Scudder Growth and Income Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Common Stocks                      96%
Convertible Bonds                   2%
Convertible Preferred Stocks        1%
Cash Equivalents                    1%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Fund management pursued a fully
invested approach to selecting
stocks with attractive valuations
and relatively high dividend yields.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 1% of Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 24%
Manufacturing                             14%
Durables                                  11%
Energy                                    10%
Communications                             9%
Consumer Staples                           8%
Utilities                                  7%
Health                                     5%
Consumer Discretionary                     5%
Other                                      7%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

As volatility increased during the
period, stocks with defensive qualities
(energy, telecommunications, REITs
(real estate investment trusts) and
electric utilities) were increased.

--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(22% OF PORTFOLIO)
--------------------------------------------------------------------------
1.  Ford Motor Co.
    Leading automobile manufacturer

2.  Chase Manhattan Corp.
    Commercial banking

3.  First Union Corp.
    Commercial banking in the southeast

4.  Xerox Corp.
    Leading manufacturer of copiers
    and duplicators

5.  H. J. Heinz Co.
    Major manufacturer of processed foods

6.  Bell Atlantic Corp.
    Telecommunication services

7.  American Home Products Corp.
    Major diversified pharmaceutical company

8.  Briston-Myers Squibb Co.
    Diversified pharmaceutical and consumer
    products company

9.  Unilever NV
    Diversified conglomerate

10. Sprint Corp.
    Diversified local and long distance
    telecommunication services


The Fund especially
benefitted from its exposure
to consumer-oriented
holdings, including our two
largest holdings, Ford and
Chase Manhattan, which
were among the best
performers.

For more complete details about the Fund's investment portfolio, see page 12. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                       5 - Scudder Growth and Income Fund

                         Portfolio Management Discussion

We interviewed lead portfolio manager, Robert T. Hoffman, about the market environment and the Fund's performance for the six-month report period ended June 30, 1998. Highlights of our discussion with Mr. Hoffman follow.

Q: The U.S. stock market delivered an impressive return for the six months ended June 30, 1998, with the majority of gains achieved in the first quarter.^1 How would you characterize the environment over this period?

A: Overall, the six-month returns of the major market indices were quite good. The equity markets got off to a great start at the beginning of the year, sputtered somewhat in the second quarter, and rebounded strongly in the final weeks of the period. The U.S. equity markets posted double-digit returns across all major sectors during the first three months of the year. In fact, the unmanaged S&P 500 Index posted a 13.9% return for the first quarter, the best performance for the first calendar quarter in ten years. In fact, the first quarter's performance exceeded the expected return for the stock market for the entire year. Stock prices were driven higher by a favorable backdrop of healthy economic growth, low inflation and interest rates, and high consumer confidence during this period.

In the second quarter, investor enthusiasm was tempered by falling commodity prices, a strong U.S. dollar, and continued weakness in Asia. The prospect of weakening international demand for U.S. products and fears of earnings shortfalls among domestic companies sent the markets into a tailspin. Companies with exposure to falling commodity prices and exposure to Asia, including chemicals, steel, paper, and computer memory, experienced significant declines. In contrast, consumer-oriented companies -- autos, retail, broadcasting, and entertainment -- performed well. Investor negativity began to disappear in the last two weeks of the period based on reports of continued strength in the economy and no interest rate increase by the Federal Reserve. In addition, the U.S. dollar has risen to an eight-year high versus the yen. The U.S. markets effectively had become "safe havens" for foreign investors which contributed to increased demand for domestic equities. By the end of the six months, the U.S. stock market had come back strongly after a somewhat meandering path to record impressive half year gains.

Q: How did the Fund perform over the period?

A: The Fund provided a 9.94% return, which trailed the 17.71% return of the S&P 500 Index for the same period. The Fund's strategy, which focuses on stocks with relatively high dividend yields and attractive valuations, generally was not in favor, as stocks with very large market capitalizations ("mega-cap" stocks) provided top performance. As a result, the Fund's strong absolute return fell short of the S&P 500 return due to the substantial component of mega-cap growth stocks in the index.

Q: What is the Fund's longer term performance record?

A: The Fund's longer term track record is quite good. While the Fund ranked in the 65th percentile among 668 growth and income funds for the one-year period, it ranked in the top 24th percentile among 275 growth and income funds for the five-year period, and in the top 18th percentile among 143 growth and income


----------
^1   As measured by the unmanaged S&P 500 Index.

                       6 - Scudder Growth and Income Fund
funds for the 10-year period as of June 30, 1998 according to Lipper Analytical Services. We think this solid performance provides a good measure of the Fund's long term success.

Q: The stock market has increasingly been led by a handful of very large growth stocks. How has this affected the investment environment?

A: During the six months, only the biggest fish were swimming far upstream. What we have been seeing is market performance primarily led by mega-cap growth stocks. This phenomenon is reminiscent of the "nifty-fifty" stocks of the 1970s -- a small group of blue chip stocks with relatively high valuations that significantly outperformed the rest of the market. A closer look at the underlying returns of the stocks in the S&P 500 (which are comprised of approximately 60% growth stocks and 40% value stocks) reveals this narrow market leadership. For the second quarter, the S&P 500 returned 3.3%. Yet, 65% of the stocks in the index returned less than 3.3% and 57% had negative returns. The picture is almost identical for the first half of the year. While the reported return of the S&P 500 (an index whose returns are weighted according to market capitalization) was 17.7%, the equal weighted (simple arithmetic average) return was only 12.0%. The higher weighted average return versus the simple average return reflects the significant influence large-cap stocks have had on the S&P 500's performance.

THE PRINTED DOCUMENT CONTAINS TWO BAR CHARTS, SIDE-BY-SIDE, HERE:

CHART TITLE:

For stocks, it helped to be big and growth-oriented


LEFT CHART SUBHEAD:

Large-caps lapped mid- and small-cap stocks

LEFT CHART DATA:

 --------------------------------------------------------------
     Russell 1000        Russell Midcap      Russell 2000
        Index               Index                Index
 --------------------------------------------------------------
        16.21%               9.13%               4.93%
 --------------------------------------------------------------
      Large-cap             Mid-cap            Small-cap
        stocks              stocks               stocks
 --------------------------------------------------------------

RIGHT CHART SUBHEAD:

Large growth beat large value stocks

RIGHT CHART DATA:

 -----------------------------------------
     Russell 1000        Russell 1000
     Growth Index         Value Index
 -----------------------------------------
        20.39%              12.16%
 -----------------------------------------
        Growth               Value
        stocks              stocks
 -----------------------------------------

CHART FOOTNOTE:

Total returns for the six-month period ended June 30, 1998. All indices are unmanaged.

                       7 - Scudder Growth and Income Fund

Q: Is a narrowing of market leadership bad?

A: Not if stock prices are supported by solid fundamentals and reasonable valuations. Unfortunately, earnings growth rates have been decelerating and valuations are relatively high for many of these mega-cap stocks. In this environment, we are constantly asking ourselves: "What stocks are worth owning and at what valuation?" Ponder this: General Electric, one of the best managed companies in America, has a p/e (price/earnings ratio) of 37. Fully 40% of GE's earnings come from financial services. Chase Manhattan Corp., a financial services company, has a p/e of 12. Is GE's financial services business worth three times Chase's (37/12=3.1)? If not, then the market valuation implies that GE's other businesses (lighting, medical equipment, jet engine, etc.) are worth more than 40 times earnings. Whichever way one looks at it, we would rather own Chase at a p/e of 12, Dana at a p/e of 11.5, Xerox at a p/e of 20, and Lockheed Martin at a p/e of 14. We believe our emphasis on stocks with lower p/e's and attractive valuations will provide more sustainable performance as valuations converge to more normal levels over the long term.

Q: How do you manage the Fund?

A: Our investing philosophy focuses on finding stocks with attractive valuations and a dividend yield that exceeds the average yield of stocks in the S&P 500 Index. This relative dividend yield discipline seeks to identify stocks with at least a 20% greater yield than the S&P 500 (see table). A holding becomes a sell candidate when its relative yield falls to 75% of the S&P 500 Index yield or when it has achieved our return objective. Often these stocks have outperformed the S&P 500 by 50% or more over a two- to three-year period. As with any investment style or discipline, a relative dividend yield approach does not outperform over every time period, but it has proven successful over time. During the period, the Fund's style was severely out of favor, as low and non-dividend yielding stocks (primarily mega-cap growth stocks) provided the best returns. Over time, our relative dividend yield approach tends to result in lower volatility than the market, while still providing attractive returns. We think many investors appreciate this approach and find the Fund's long-term performance compelling.

THE PRINTED DOCUMENT CONTAINS A TABLE HERE


Higher Yields ...
 ...and Attractive Valuations
 ------------------------------------------------------

                                    Fund       S&P 500
 Yield                              2.7%       1.4%^1
 The Fund's dividend yield
 exceeded the market as measured
 by the S&P 500.
 ------------------------------------------------------

 Price-to-Earnings per share        17.9x      23.4x
 (current calendar year as of
 6/30/98)

 In most environments, your Fund's
 below average valuation tends to
 provide downside protection.
--------------------------------------------------------


^1   The S&P 500 yield does not reflect the effect of fund expenses and transaction costs which would otherwise lower its yield.

Q: What worked well over the period and what didn't?

A: The Fund especially benefited from its exposure to consumer-oriented holdings. Mercantile Stores, Unilever, Bristol-Myers Squibb, and American Home Products delivered particularly strong returns for the period. In the retail

                      8 - Scudder Growth and Income Fund
area, Mercantile Stores plans to acquire Dillard's Department Stores, while Sears, RiteAid, and May all exceeded returns of the overall market. In the consumer staples sector, Unilever recorded big gains for the period, while tobacco and food stocks underperformed.

The weakest performers were cyclical, commodity-oriented companies, including chemical companies BetzDearborn and Witco, paper companies Weyerhaeuser and Temple Inland, and steel producer Allegheny Teledyne. In each case, these underperforming stocks have been trading near their annual lows. We believe their stock prices reflect an overly negative psychology and not the intrinsic value or future prospects of the companies.

Q: What changes did you make to industry sector weights?

A: Our sector weightings did not change radically during the six-month period. However, we did increase the defensiveness of the portfolio this year, but not by adding to the consumer staples or pharmaceutical sectors, where we feel premium valuations leave these groups vulnerable to even modest disappointment. Rather, we added to the energy, telecommunications and REITs (real estate investment trust) areas, where we believe valuations are truly low. We also made changes within sectors, reflecting our belief that some stocks had reached fair value, or simply where our conviction had changed.

Q: Tell us how changes you made in the telecommunications sector helped increase the defensiveness of the portfolio.

A: The telecommunications sector, in our view, will be one of the least vulnerable to negative developments in Asia (and the global domino effects of a deepening crisis), while benefiting from an explosion in demand for high speed data services. We increased our holdings of Sprint and Williams Companies. Williams, which is mostly known as a gas pipeline company, also has an important telecom network and services business that we believe will be an important driver of future earnings. We also added to our position in Corning during the period, the leading manufacturer of high capacity fiber optic cable used in information and data networks. Corning is a direct beneficiary of the trend in the telecom industry of upgrading global communications networks.

Q: Financial services continued to comprise the Fund's largest sector exposure, at 24% of portfolio assets. What changes did you make there?

A: We realigned specific holdings, taking profits in most of our small regional banks, and adding to existing positions in Chase, NationsBank, and First Union. This was due to relative valuations as well as to a shifting competitive landscape in the banking industry. We also added modestly to several REITs because we believe the sector has been overly punished given our favorable outlook for the real estate market. Our two largest holdings, Ford and Chase Manhattan, were among the Fund's best performers.

                       9 - Scudder Growth and Income Fund

Q: The manufacturing sector was the second largest industry weighting. How did it perform?

A: We have reassessed our holdings in the manufacturing sector, which have been a big source of underperformance this year. We eliminated TRW, because of diminished confidence in its business strategy, and Philips Electronics, which reached our valuation target. We also trimmed Olin and AMP, where even low valuations may not offer adequate downside protection if the Asian crisis worsens.

Q: With the price of oil dropping to $12-$13 a barrel, oil stocks received renewed attention from value investors. Did you make any changes?

A: We increased our underweight position in the oil sector to about equal with the 8% weighting of oil stocks in the S&P 500. With oil prices near record lows, we are convinced that the potential returns outweigh the risks. Based on very favorable valuations and above-average yields, we initiated new positions in several major oil companies, including Atlantic Richfield and British Petroleum.

Q: What is your outlook?

A: So far this year, the stock market hasn't agreed with us, choosing instead a "flight to quality" that has focused on high p/e and mega-cap growth stocks. These stocks have been perceived as safe havens, without regard for the lofty expectations already incorporated into their stock prices. However, we think the current environment that favors mega-cap growth stocks will fade, especially as earnings continue to slow and investors realize they can find more attractive values at reasonable prices among stocks with relatively high dividend yields.


                       10 - Scudder Growth and Income Fund

                          Glossary of Investment Terms

 DIVIDEND YIELD                   With stocks, a company's payment out of
                                  earnings to shareholders divided by its share price. For example, a stock that sells for $10 and pays dividends totaling $1 annually has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

 FUNDAMENTAL RESEARCH             Analysis that examines a company's individual
                                  financial results. Includes a review of the projected impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.
                                  "Large-cap" stocks tend to be more liquid and less volatile, while "small-cap" stocks in the aggregate have more potential for earnings growth and are more volatile.

 OVER/UNDER WEIGHTING             Refers to the allocation of assets -- usually
                                  by sector, industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.

 PRICE/EARNINGS RATIO (P/E)       A widely used gauge of a stock's valuation,
 (also "earnings multiple")       that indicates what investors are paying for
                                  a company's earning power at the current stock price. May be based on a company's projected earnings for the coming 12 months.
                                  A higher "earnings multiple" indicates higher expected earnings growth and greater risk; a lower p/e is usually associated with mature or out-of-favor companies, and lower stock price volatility.

 VALUE STOCK                      A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display lower price volatility and carry higher dividend yields.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                       11 - Scudder Growth and Income Fund

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.5%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%,
  to be repurchased at $40,063,398 on 7/1/1998, collateralized by a $39,210,000                                  -------------
  U.S. Treasury Bond,  6%, 8/15/2000 (Cost $40,057,000) .................................     40,057,000            40,057,000
                                                                                                                 -------------
Short-Term Investments 0.6%
------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Network Funding Corp., 5.53%, 7/14/1998** .................................     25,000,000            24,950,076
Falcon Asset Securitization Corp., 5.55%, 7/16/1998** ...................................     11,955,000            11,927,354
Madison Funding Corp., 5.55%, 7/13/1998** ...............................................     10,000,000             9,981,500
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $46,858,930)                                                                     46,858,930
------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds 1.8%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.2%
Department & Chain Stores
Federated Department Stores, Inc., Debenture, 5%, 10/1/2003 .............................     11,700,000            18,486,000
                                                                                                                 -------------
Consumer Staples 0.4%
Miscellaneous
Ralston Purina Group, 7%, 8/1/2000 ......................................................        470,000            29,845,000
                                                                                                                 -------------
Financial 0.9%
Banks 0.7%
Deutsche Bank Financial Inc., Convertible to Daimler Benz AG shares, Zero
  Coupon, 2/12/2017 .....................................................................     97,410,000            54,306,075
                                                                                                                 -------------
Real Estate 0.2%
Security Capital Corp., Debenture, 6.5%, 3/29/2016 (b) (c) ..............................     16,750,000            17,954,325
                                                                                                                 -------------
Durables 0.1%
Automobiles
Magna International, Inc., 5%, 10/15/2002 ...............................................      6,700,000             8,492,250
                                                                                                                 -------------
Manufacturing 0.2%
Diversified Manufacturing 0.0%
Thermo Electron Corp., 4.25%, 1/1/2003 ..................................................      5,000,000             5,250,000
                                                                                                                 -------------
Industrial Specialty 0.2%
Omnicom Group Inc., 2.25%, 1/6/2013 .....................................................     12,500,000            15,250,000
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $126,063,566)                                                                        149,583,650
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 1.3%
------------------------------------------------------------------------------------------------------------------------------
Consumer Staples 0.9%
Food & Beverage
Suiza Foods Corp. 2.7% ..................................................................      1,500,000            73,875,000
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Financial 0.1%
Consumer Finance 0.0%
Advanta Corp. 6.75% .....................................................................          4,000                93,000
                                                                                                                 -------------
Real Estate 0.1%
ProLogis Trust "B", 7% ..................................................................        308,300             9,672,913
                                                                                                                 -------------
Manufacturing 0.2%
Containers & Paper 0.0%
International Paper Co. 5.25% ...........................................................         47,000             2,291,250
                                                                                                                 -------------
Industrial Specialty 0.1%
Cooper Industries, Inc. 6% ..............................................................        606,300            10,686,038
                                                                                                                 -------------
Office Equipment/Supplies 0.1%
Ikon Office Solutions, Inc., 5.04% ......................................................         96,100             3,597,744
                                                                                                                 -------------
Metals & Minerals 0.1%
Precious Metals
Freeport McMoRan Copper & Gold, Inc., Cum. $1.25 ........................................        500,000             9,750,000
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $113,394,781)                                                             109,965,945
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 95.8%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 4.4%
Department & Chain Stores
J.C. Penney Co., Inc. ...................................................................      1,811,300           130,979,631
May Department Stores ...................................................................        772,900            50,624,950
Rite Aid Corp. ..........................................................................      1,575,800            59,190,988
Sears, Roebuck & Co. ....................................................................      2,009,500           122,705,094
                                                                                                                 -------------
                                                                                                                   363,500,663
                                                                                                                 -------------
Consumer Staples 6.9%
Alcohol & Tobacco 1.5%
Philip Morris Companies, Inc. ...........................................................      2,694,300           106,088,063
RJR Nabisco Holdings Corp. ..............................................................        788,580            18,728,775
                                                                                                                 -------------
                                                                                                                   124,816,838
                                                                                                                 -------------
Food & Beverage 4.0%
H.J. Heinz Co. ..........................................................................      3,241,550           181,931,994
Unilever NV .............................................................................        400,000            31,766,964
Unilever NV (New York shares) ...........................................................      1,402,500           110,709,844
                                                                                                                 -------------
                                                                                                                   324,408,802
                                                                                                                 -------------
Package Goods/Cosmetics 1.4%
Avon Products Inc. ......................................................................      1,491,500           115,591,250
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Health 5.2%
Pharmaceuticals
American Home Products Corp. ............................................................      2,937,200           152,000,100
Bristol-Myers Squibb Co. ................................................................      1,281,000           147,234,938
SmithKline Beecham PLC (ADR) ............................................................      1,180,400            71,414,200
Zeneca Group PLC ........................................................................      1,356,100            58,237,284
                                                                                                                 -------------
                                                                                                                   428,886,522
                                                                                                                 -------------
Communications 8.8%
Telephone/Communications
Alltel Corp. ............................................................................      1,825,400            84,881,100
Bell Atlantic Corp. .....................................................................      3,646,896           166,389,630
BellSouth Corp. .........................................................................      1,541,400           103,466,475
Frontier Corp. ..........................................................................      2,745,500            86,483,250
GTE Corp. ...............................................................................      2,504,700           139,323,938
Sprint Corp. ............................................................................      1,990,700           140,344,350
Telecom Corp. of New Zealand ............................................................      1,901,000             7,854,133
                                                                                                                 -------------
                                                                                                                   728,742,876
                                                                                                                 -------------
Financial 22.6%
Banks 12.8%
AmSouth Bancorp. ........................................................................        528,750            20,786,484
Banc One Corp. ..........................................................................      1,496,230            83,508,337
BankAmerica Corp. .......................................................................        223,000            19,275,563
Bankers Trust New York Corp. ............................................................        570,200            66,178,838
Chase Manhattan Corp. ...................................................................      2,908,400           219,584,200
First Chicago NBD Corp. .................................................................        273,600            24,247,800
First Union Corp. .......................................................................      3,426,352           199,585,004
Fleet Financial Group Inc. ..............................................................        746,900            62,366,150
J.P. Morgan & Co., Inc. .................................................................        798,800            93,559,450
KeyCorp .................................................................................      1,822,800            64,937,250
NationsBank Corp. .......................................................................      1,632,500           124,886,250
US Bancorp ..............................................................................      1,754,100            75,426,300
                                                                                                                 -------------
                                                                                                                 1,054,341,626
                                                                                                                 -------------
Insurance 3.8%
EXEL Ltd. (ADR) .........................................................................        916,000            71,276,250
Lincoln National Corp. ..................................................................      1,059,500            96,811,813

    The accompanying notes are an integral part of the financial statements.


                       14 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Mid Ocean, Ltd. .........................................................................        702,800            55,169,800
Safeco Corp. ............................................................................      1,906,500            86,626,594
                                                                                                                 -------------
                                                                                                                   309,884,457
                                                                                                                 -------------
Other Financial Companies 0.5%
Federal National Mortgage Association ...................................................        649,900            39,481,425
                                                                                                                 -------------
Real Estate 5.5%
Arden Realty Group, Inc. ................................................................      1,351,100            34,959,713
Avalon Bay Communities Inc. (REIT) ......................................................        358,872            13,637,136
Boston Properties, Inc. (REIT) ..........................................................      1,018,200            35,127,900
Camden Property Trust (REIT) ............................................................        338,500            10,070,375
Equity Office Properties Trust (REIT) ...................................................      1,818,300            51,594,263
General Growth Properties, Inc. (REIT) (d) ..............................................      1,939,800            72,500,025
Health Care Property Investment Inc. (REIT) .............................................        359,300            12,957,256
Mark Centers Trust (REIT) ...............................................................         31,400               233,538
Meditrust Corp. SBI (REIT) ..............................................................        538,429            15,042,360
Nationwide Health Properties Inc. (REIT) ................................................        804,800            19,214,600
Prentiss Properties Trust ...............................................................      1,365,100            33,188,994
ProLogis Trust (REIT) ...................................................................      2,935,645            73,391,125
ProLogis Trust Warrants (expire 9/18/98)* ...............................................         82,478                28,352
Security Capital Group, Inc. (b) (c) ....................................................         15,968            19,750,310
Security Capital US Realty (REIT) .......................................................      2,889,152            38,425,722
Spieker Properties, Inc. ................................................................        150,000             5,812,500
Vornado Realty Trust (REIT) .............................................................        492,800            19,558,000
                                                                                                                 -------------
                                                                                                                   455,492,169
                                                                                                                 -------------
Miscellaneous 0.0%
Jardine Strategic Holdings Ltd. .........................................................      2,015,611             3,930,441
                                                                                                                 -------------
Service Industries 1.1%
Environmental Services
Browning Ferris Industries ..............................................................      2,601,600            90,405,600
                                                                                                                 -------------
Durables 11.1%
Aerospace 2.8%
Lockheed Martin Corp. ...................................................................      1,075,428           113,860,940
Rockwell International Corp. ............................................................      2,416,300           116,133,419
                                                                                                                 -------------
                                                                                                                   229,994,359
                                                                                                                 -------------
Automobiles 5.7%
Dana Corp. ..............................................................................      2,408,100           128,833,350
Echlin, Inc. ............................................................................        774,500            37,998,906

    The accompanying notes are an integral part of the financial statements.


                       15 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Ford Motor Co. ..........................................................................      4,253,400           250,950,600
Meritor Automotive, Inc. ................................................................      2,245,900            53,901,600
                                                                                                                 -------------
                                                                                                                   471,684,456
                                                                                                                 -------------
Construction/Agricultural Equipment 1.2%
Caterpillar Inc. ........................................................................        746,900            39,492,338
PACCAR, Inc. ............................................................................      1,179,600            61,634,100
                                                                                                                 -------------
                                                                                                                   101,126,438
                                                                                                                 -------------
Tires 1.4%
Goodyear Tire & Rubber Co. ..............................................................      1,718,500           110,735,844
                                                                                                                 -------------
Manufacturing 13.5%
Chemicals 5.5%
Akzo-Nobel NV ...........................................................................        381,985            84,994,153
Dow Chemical Co. ........................................................................        860,900            83,238,269
Eastman Chemical Co. ....................................................................        970,800            60,432,300
Imperial Chemical Industries PLC ........................................................      8,357,000           134,234,426
Lyondell Petrochemical Co. ..............................................................      2,928,500            89,136,219
                                                                                                                 -------------
                                                                                                                   452,035,367
                                                                                                                 -------------
Containers & Paper 1.4%
Boise Cascade Corp. .....................................................................      1,323,240            43,336,110
Temple-Inland, Inc. .....................................................................      1,290,700            69,536,463
                                                                                                                 -------------
                                                                                                                   112,872,573
                                                                                                                 -------------
Diversified Manufacturing 0.8%
Olin Corp. ..............................................................................      1,336,100            55,698,669
St. Joe Paper Co. .......................................................................        279,300             7,645,838
                                                                                                                 -------------
                                                                                                                    63,344,507
                                                                                                                 -------------
Electrical Products 0.5%
Thomas & Betts Corp. ....................................................................        830,800            40,916,900
                                                                                                                 -------------
Industrial Specialty 1.6%
Corning Inc. ............................................................................      3,735,050           129,792,988
                                                                                                                 -------------
Machinery/Components/Controls 0.3%
S.K.F. AB "B" (Free) ....................................................................      1,705,000            31,011,666
                                                                                                                 -------------
Office Equipment/Supplies 2.4%
Xerox Corp. .............................................................................      1,953,150           198,488,869
                                                                                                                 -------------
Specialty Chemicals 1.0%
ARCO Chemical Co. .......................................................................        180,000            10,327,562
BetzDearborn Inc. .......................................................................        613,800            25,395,975

    The accompanying notes are an integral part of the financial statements.


                       16 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Witco Corp. .............................................................................      1,537,500            44,971,875
                                                                                                                 -------------
                                                                                                                    80,695,412
                                                                                                                 -------------
Technology 0.1%
Electronic Components/Distributors
AMP Inc. ................................................................................        300,300            10,322,813
                                                                                                                 -------------
Energy 10.0%
Oil Companies 8.7%
Amoco Corp. .............................................................................        947,000            39,418,875
Atlantic Richfield Co. ..................................................................      1,063,200            83,062,500
British Petroleum PLC ...................................................................      5,652,959            82,494,635
Chevron Corp. ...........................................................................        471,800            39,188,888
Pennzoil Co. ............................................................................        458,600            23,216,625
Royal Dutch Petroleum Co. (New York shares) .............................................        815,600            44,705,075
Societe Nationale Elf Aquitaine .........................................................        816,000           114,726,169
Texaco Inc. .............................................................................      1,951,100           116,456,281
Total S.A. "B" ..........................................................................        510,323            66,346,970
Total SA (ADR) ..........................................................................        396,253            25,905,040
YPF S.A. "D" (ADR) ......................................................................      2,753,400            82,774,088
                                                                                                                 -------------
                                                                                                                   718,295,146
                                                                                                                 -------------
Oil/Gas Transmission 1.3%
Williams Cos., Inc. .....................................................................      3,227,800           108,938,250
                                                                                                                 -------------
Metals & Minerals 1.5%
Steel & Metals
Allegheny Teledyne Inc. .................................................................      3,575,715            81,794,481
Freeport McMoRan Copper & Gold, Inc. "A" ................................................        542,590             7,731,908
J & L Specialty Steel, Inc. .............................................................      1,452,800             8,626,000
Phelps Dodge Corp. ......................................................................        396,800            22,692,000
                                                                                                                 -------------
                                                                                                                   120,844,389
                                                                                                                 -------------
Construction 3.3%
Building Products 1.4%
Georgia Pacific Group ...................................................................      1,913,300           112,765,119
                                                                                                                 -------------
Forest Products 1.9%
Georgia Pacific Timber Group ............................................................      1,289,200            29,732,175
Westvaco Corp. ..........................................................................      1,032,600            29,170,950
Weyerhaeuser Co. ........................................................................      2,217,800           102,434,638
                                                                                                                 -------------
                                                                                                                   161,337,763
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                       17 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Transportation 0.8%
Railroads
CSX Corp. ...............................................................................      1,162,400            52,889,200
Norfolk Southern Corp. ..................................................................        360,300            10,741,444
                                                                                                                 -------------
                                                                                                                    63,630,644
                                                                                                                 -------------
Utilities 6.5%
Electric Utilities
CINergy Corp. ...........................................................................      2,292,700            80,244,500
Duke Energy Corp. .......................................................................      1,794,436           106,320,333
P G & E Corp. ...........................................................................        289,900             9,149,969
PacifiCorp ..............................................................................      3,787,900            85,701,238
PowerGen PLC ............................................................................      1,357,932            18,773,567
PowerGen PLC (ADR) ......................................................................        280,650            15,821,644
Southern Company ........................................................................      3,155,100            87,356,831
Unicom Corp. ............................................................................      2,642,300            92,645,644
Wisconsin Energy Corp. ..................................................................      1,306,700            39,691,013
                                                                                                                 -------------
                                                                                                                   535,704,739
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $5,852,897,216)                                                                        7,894,020,911
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $6,179,271,493) (a)                                                   8,240,486,436
------------------------------------------------------------------------------------------------------------------------------

    * Non income producing.

   ** Annualized yield at time of purchase; not a coupon rate.

  (a) The cost for federal income tax purposes was $6,175,708,916. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $2,064,777,520. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,182,089,420 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $117,311,900.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $37,704,635 (.46% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1998 aggregated $33,500,000. These securities may also have certain restrictions as to resale.

  (c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at June 30, 1998, amounted to $37,704,635 which represents .46% of net assets. Information concerning such restricted securities at June 30, 1998 is as follows:

      Security                              Acquisition Date      Cost ($)
      --------                              ----------------      --------
      Security Capital Corp., Debenture,        4/18/96          16,750,000
      6.5%, 3/29/2016

      Security Capital Corp.                    4/18/96          16,750,000

  (d) Affiliated Issuer (See Notes to Financial Statements)

    The accompanying notes are an integral part of the financial statements.


                       18 - Scudder Growth and Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market:
                    Unaffiliated issuers (identified cost $6,130,629,581) ..........      $ 8,167,986,411
                    Affiliated issuers (identified cost $48,641,912) ...............           72,500,025
                                                                                         ------------------
                 Total investments, at market (identified cost $6,179,271,493) .....        8,240,486,436
                 Cash ..............................................................                  545
                 Receivable for investments sold ...................................           20,341,389
                 Dividends and interest receivable .................................           18,255,400
                 Receivable for Fund shares sold ...................................           11,125,402
                 Receivable for foreign tax recoverable ............................            2,320,666
                 Other assets ......................................................               47,008
                                                                                         ------------------
                 Total assets ......................................................        8,292,576,846
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .................................            1,716,864
                 Payable for Fund shares redeemed ..................................           10,314,969
                 Accrued management fee ............................................            2,869,860
                 Other payables and accrued expenses ...............................            1,235,178
                                                                                         ------------------
                 Total liabilities .................................................           16,136,871
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                              $ 8,276,439,975
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ...............................           12,849,462
                 Net unrealized appreciation (depreciation) on:
                    Investments ....................................................        2,061,214,943
                    Foreign currency related transactions ..........................              (75,328)
                 Accumulated net realized gain (loss) ..............................          478,211,997
                 Paid-in capital ...................................................        5,724,238,901
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                              $ 8,276,439,975
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net asset value, offering and redemption price per share
                   ($8,276,439,975 / 280,511,814 outstanding shares of
                   beneficial interest, $.01 par value, unlimited number of              ------------------
                   shares authorized) ..............................................               $29.50
                                                                                         ------------------

    The accompanying notes are an integral part of the financial statements.


                       19 - Scudder Growth and Income Fund

                             Statement of Operations
                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends -- Unaffiliated issuers (net of foreign taxes
                   withheld of $2,068,455) .........................................        $ 104,777,455
                 Dividends -- Affiliated issuers ...................................            1,784,616
                 Interest ..........................................................           10,131,101
                                                                                           ----------------
                                                                                              116,693,172
                                                                                           ----------------
                 Expenses:
                 Management fee ....................................................           17,251,564
                 Services to shareholders ..........................................            8,590,079
                 Custodian and accounting fees .....................................              771,060
                 Trustees' fees and expenses .......................................               26,969
                 Reports to shareholders ...........................................              387,702
                 Registration fees .................................................              308,939
                 Auditing ..........................................................               29,865
                 Legal .............................................................               22,082
                 Other .............................................................               38,506
                                                                                           ----------------
                                                                                               27,426,766
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         89,266,406
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .......................................................          448,592,613
                 Futures ...........................................................           29,159,854
                 Foreign currency related transactions .............................             (127,636)
                                                                                           ----------------
                                                                                              477,624,831
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .......................................................          135,366,204
                 Foreign currency related transactions .............................              (47,593)
                                                                                           ----------------
                                                                                              135,318,611
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   612,943,442
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ 702,209,848
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       20 - Scudder Growth and Income Fund

                       Statements of Changes in Net Assets

                                                                                     Six Months
                                                                                       Ended
                                                                                      June 30,           Year Ended
                                                                                        1998            December 31,
Increase (Decrease) in Net Assets                                                    (Unaudited)            1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ...............................    $    89,266,406      $   129,959,345
                 Net realized gain (loss) from investment transactions ......        477,624,831          491,947,652
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ................        135,318,611          808,698,122
                                                                                ------------------   ------------------
                 Net increase (decrease) in net assets resulting from
                   operations ...............................................        702,209,848        1,430,605,119
                                                                                ------------------   ------------------
                 Distributions to shareholders from:
                 Net investment income ......................................        (82,233,345)        (126,973,242)
                                                                                ------------------   ------------------
                 Net realized gains on investment transactions ..............        (65,759,899)        (499,553,699)
                                                                                ------------------   ------------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................      1,480,272,326        2,222,518,008
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ............................        137,728,496          585,826,807
                 Cost of shares redeemed ....................................       (729,361,573)        (965,320,076)
                                                                                ------------------   ------------------
                 Net increase in net assets from Fund share
                   transactions .............................................        888,639,249        1,843,024,739
                                                                                ------------------   ------------------
                 Increase (decrease) in net assets ..........................      1,442,855,853        2,647,102,917
                 Net assets at beginning of period ..........................      6,833,584,122        4,186,481,205
                 Net assets at end of period (including undistributed
                   net investment income of $12,849,462 and $5,816,401,         ------------------   ------------------
                   respectively) ............................................    $ 8,276,439,975      $ 6,833,584,122
                                                                                ------------------   ------------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................        250,081,688          180,244,068
                                                                                ------------------   ------------------
                 Shares sold ................................................         50,730,045           84,125,982
                 Shares issued to shareholders in reinvestment of
                   distributions ............................................          4,579,045           22,057,223
                 Shares redeemed ............................................        (24,878,964)         (36,345,585)
                                                                                ------------------   ------------------
                 Net increase (decrease) in Fund shares .....................         30,430,126           69,837,620
                                                                                ------------------   ------------------
                 Shares outstanding at end of period ........................        280,511,814          250,081,688
                                                                                ------------------   ------------------

    The accompanying notes are an integral part of the financial statements.


                       21 - Scudder Growth and Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                  Six Months
                                                 Ended June 30,
                                                    1998(a)                    Years Ended December 31,
                                                  (Unaudited)      1997(a)    1996(a)      1995        1994        1993
----------------------------------------------------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------
Net asset value, beginning of period ...........    $ 27.33       $ 23.23     $ 20.23    $ 16.26     $ 17.24     $ 16.20
Income from investment operations:                -------------------------------------------------------------------------
Net investment income ..........................        .33           .62         .60        .55         .49         .49
Net realized and unrealized gain (loss) on
  investment transactions ......................       2.39          6.26        3.84       4.46        (.05)       2.01
                                                  -------------------------------------------------------------------------
Total from investment operations ...............       2.72          6.88        4.44       5.01         .44        2.50
Less distributions from:                          -------------------------------------------------------------------------
Net investment income ..........................       (.30)         (.58)       (.57)      (.56)       (.51)       (.45)
Net realized gains on investment transactions ..       (.25)        (2.20)       (.87)      (.48)       (.91)      (1.01)
                                                  -------------------------------------------------------------------------
Total distributions ............................       (.55)        (2.78)      (1.44)     (1.04)      (1.42)      (1.46)
                                                  -------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------
Net asset value, end of period .................    $ 29.50       $ 27.33     $ 23.23    $ 20.23     $ 16.26     $ 17.24
                                                  -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............................       9.94**       30.31       22.18      31.18        2.60       15.59
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........      8,276         6,834       4,186      3,061       1,992       1,624
Ratio of operating expenses to average net
  assets (%) ...................................        .70*          .76         .78        .80         .86         .86
Ratio of net investment income to average net
  assets (%) ...................................       2.29*         2.31        2.77       3.10        2.98        2.93
Portfolio turnover rate (%) ....................       40.6*         22.2        26.6       26.9        42.3        35.5

(a) Based on monthly average shares outstanding during the period.
*   Annualized
**  Not annualized


                      22 - Scudder Growth and Income Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") (formerly Scudder Investment Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may


                      23 - Scudder Growth and Income Fund
not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and
  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to non-taxable distributions and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.


                      24 - Scudder Growth and Income Fund

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $2,456,201,584 and $1,543,877,866, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1998 was $694,036,813.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475% on the next $500,000,000,
0.45% on the next $1,000,000,000, 0.425% on the next $1,500,000,000, 0.405% on the next $1,500,000,000 and 0.3875% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. For the six months ended June 30, 1998, the fee pursuant to the Agreement amounted to $17,251,564, which was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SSC aggregated $3,676,401, of which $621,603 is unpaid at June 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended June 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $144,981.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by STC aggregated $3,403,103, of which $601,493 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $222,567, of which $37,842 is unpaid at June 30, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $26,969.

                      25 - Scudder Growth and Income Fund

               D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the six months ended June 30, 1998 are as follows:

                                            Purchases          Sales           Dividend           Market
                  Affiliate                 Cost ($)          Cost ($)        Income ($)         Value ($)
      ----------------------------------------------------------------------------------------------------------
      General Growth Properties, Inc           --               --             1,784,616       72,500,025
                                        ========================================================================


                      26 - Scudder Growth and Income Fund

                                    This Page
                                  intentionally
                                   left blank.


                      27 - Scudder Growth and Income Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee, Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Bruce F. Beaty*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Jerard K. Hartman*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                      28 - Scudder Growth and Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       29 - Scudder Growth and Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       30 - Scudder Growth and Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       31 - Scudder Growth and Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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